eVISION USA.COM, INC. ANNUAL MEETING
                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                              eVISION USA.COM, INC.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
 ................................................................................
         (2) Aggregate number of securities to which transaction applies:
 ................................................................................
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
 ................................................................................
         (4) Proposed maximum aggregate value of transaction:
 ................................................................................
         (5) Total fee paid:
 ................................................................................
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:
 ................................................................................
          (2)  Form, Schedule or Registration Statement No.:
 ................................................................................
          (3)  Filing Party:
 ................................................................................
          (4)  Date Filed:
 ................................................................................



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                              eVISION USA.COM, INC.
                               One Norwest Center
                         1700 Lincoln Street, 32nd Floor
                             Denver, Colorado 80203

                                 REVISED NOTICE
                        OF ANNUAL MEETING OF STOCKHOLDERS
                            To be held on May 5, 2000

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of eVision USA.Com, Inc., a Colorado corporation (the "Company"), will be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on Friday, May 5, 2000, at 10:00 a.m. Mountain Time, rather than on Friday, April 7, 2000, for the purpose of considering and voting upon proposals to:

     (1) elect six directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualify;

     (2) adopt an amendment to Article VII of the Articles of Incorporation of the Company to increase the number of shares of Common Stock that are authorized to be issued from 100,000,000 to 1,000,000,000;

     (3) subject to the approval of proposal 2 above, adopt an amendment to the September 1996 Incentive and Nonstatutory Stock Option Plan to increase the number of shares of Common Stock of the Company that are authorized to be optioned and sold under such plan from 7,500,000 to 15,000,000; and

     (4) transact such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

     Only stockholders of record at the close of business on February 28, 2000, are entitled to notice of and to vote at the Meeting and at any adjournment thereof. The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company. All stockholders are cordially invited to attend the Meeting in person. Whether you plan to attend or not, please date, sign and return the accompanying Proxy in the enclosed return envelope, to which no postage need be affixed if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

     On March 8, 2000, notice of the Meeting was sent to the holders of shares of the Company's common stock as of February 28, 2000 specifying that the Meeting was to be held on April 7, 2000. Please refer to the Proxy Statement Addendum that accompanies this Revised Notice explaining that the date of the Meeting has changed to May 5, 2000 and a new Proxy has been enclosed. Please sign and return the new Proxy prior to the May 5, 2000 Meeting.

                                           BY ORDER OF THE BOARD OF DIRECTORS

Denver, Colorado
March 29, 2000                             GARY L. COOK, SECRETARY
                              eVISION USA.COM, INC.
                               One Norwest Center
                         1700 Lincoln Street, 32nd Floor
                             Denver, Colorado 80203

                            PROXY STATEMENT ADDENDUM
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 5, 2000

     This proxy statement addendum ("Proxy Statement Addendum") is being furnished in connection with the solicitation of proxies by the Board of Directors of eVision USA.Com, Inc. (the "Company") to be used at the Annual Meeting of Stockholders (the "Meeting") to be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on Friday, May 5, 2000, at 10:00 a.m. Mountain Time, and at any adjournment(s) thereof.

     This Proxy Statement Addendum and the accompanying Proxy will be mailed to the Company's stockholders on or about March 29, 2000.

     A Notice of Meeting was sent to the holders of shares of the Company's common stock on March 8, 2000 specifying that the Meeting was to be held on April 7, 2000. The date of the Meeting has changed to May 5, 2000 and a new Proxy card has been enclosed. If you previously submitted the Proxy that was enclosed with the Notice of Meeting mailed on March 8, 2000, it will NOT be counted at the May 5, 2000 Meeting. Therefore, please sign and return the enclosed Proxy prior to the May 5, 2000 Meeting.

     Any person signing and mailing the enclosed Proxy may revoke it at any time before it is voted by: (i) giving written notice of the revocation to the Company's corporate secretary; (ii) voting in person at the Meeting; or (iii) voting again by submitting a new proxy card. Only the latest dated proxy card, including one which a person may vote in person at the Meeting, will count. If not revoked, the Proxy will be voted at the Meeting in accordance with the instructions indicated on the Proxy by the Stockholder, or, if no instructions are indicated, will be voted FOR the slate of directors described therein, FOR adoption of the amendment to Article VII of the Articles of Incorporation of the Company to increase the number of shares of common stock of the Company that are authorized to be issued from 100,000,000 to 1,000,000,000 and FOR approval of an amendment to the September 1996 Incentive and Nonstatutory Stock Option Plan to increase the number of shares of common stock of the Company that are authorized to be optioned and sold under such plan from to 7,500,000 to 15,000,000.


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



                     CHANGES TO TRANSACTIONS WITH MANAGEMENT
                  AND OTHERS AND CERTAIN BUSINESS RELATIONSHIPS

     The disclosure regarding LIL Capital, Inc. under the caption "Transactions with Management and Others and Certain Business Relationships" is supplemented to reflect that on March 21, 2000, Ladsleigh Investments Limited, BVI ("Ladsleigh") sold the Company a ten year option to reacquire all of the outstanding stock of LIL Capital. The price of the option was $250,000. The Company may exercise the option by canceling the $2,850,000 promissory note and all accrued interest thereon that was issued by Ladsleigh to the Company in connection with the purchase by Ladsleigh of LIL Capital. The assets of LIL Capital consist primarily of the assets previously sold to Ladsleigh. Call options for 109,600,000 shares of Online International that are included as a part of the assets of LIL Capital have been sold by LIL Capital to unaffiliated parties. An option for 100,000,000 shares has an exercise price of approximately $0.046 per share and an option for 4,600,000 shares has an exercise price of approximately $0.052 per share. Neither of these two options may be exercised until the common stock of Online International trades at approximately $0.19 per share or higher. The remaining option for 5,000,000 shares is exercisable at an average price of approximately $0.052 per share. All of the options expire on July 25, 2000.


                         CHANGES TO DATES FOR SUBMITTING
                              STOCKHOLDER PROPOSALS

     The disclosure under the caption "Stockholder Proposals" is changed to reflect that proposals of stockholders intended to be presented at the next annual meeting of the Company's stockholders must be received by the Company within a reasonable time prior to the mailing of the proxy statement for such Meeting but no later than November 8, 2000. Further, the disclosure regarding proxies that confer discretionary authority is changed to reflect that proxies that confer discretionary authority will not be able to be voted on stockholder proposals which stockholders do not request be included in the Company's proxy statement to be used in connection with the Company's Annual Meeting of Stockholder if by January 23, 2001, the stockholder provides the Company with advance written notice of such proposal. Therefore, if a stockholder fails to so notify the Company of such a stockholder proposal by January 23, 2001, proxies that confer discretionary authority will be able to be voted when the proposal is presented at the Annual Meeting of Stockholders.

Please refer to the Proxy Statement in considering these changes.

                                 BY ORDER OF THE BOARD OF DIRECTORS


Denver, Colorado
March 29, 2000                   GARY L. COOK, SECRETARY



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

                                      PROXY

                              eVISION USA.COM, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 5, 2000


     The undersigned hereby constitutes and appoints Fai H. Chan and Robert H. Trapp, and each of them, the true and lawful attorneys and proxies of the undersigned with full power of substitution and appointment, for and in the name, place and stead of the undersigned, to act for and to vote all of the undersigned's shares of $0.01 par value common stock ("Common Stock") of eVision USA.Com, Inc. (the "Company") at the Annual Meeting of Stockholders (the "Meeting") to be held in the Board Room of the Company, One Norwest Center, 1700 Lincoln Street, 31st Floor, Denver, Colorado 80203, on May 5, 2000, at 10:00 a.m. Mountain Time, and at all adjournment(s) thereof for the following purposes:

     1. Election of Directors;

        [  ]  FOR THE DIRECTOR               [  ] WITHHOLD AUTHORITY TO VOTE
              NOMINEES LISTED BELOW               FOR ALL NOMINEES LISTED
              (EXCEPT AS MARKED TO
              THE CONTRARY BELOW)

     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                Fai H. Chan                        Jeffrey M. Busch
                Robert H. Trapp                    Robert Jeffers, Jr.
                Kwok Jen Fong                      Tony T.W. Chan



     2. Adoption of an amendment to Article VII of the Articles of Incorporation of the Company to increase the number of shares of Common Stock that are authorized to be issued from 100,000,000 to 1,000,000,000;

          [  ] FOR              [  ] AGAINST          [  ] ABSTAIN FROM VOTING

     3. Subject to the approval of proposal 2 above, adoption of an amendment to the September 1996 Incentive and Nonstatutory Stock Option Plan to increase the number of shares of Common Stock of the Company that are authorized to be optioned and sold under such plan from 7,500,000 to 15,000,000; and

          [  ] FOR              [  ] AGAINST          [  ] ABSTAIN FROM VOTING



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


     4. In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the Meeting.

     The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said attorneys and proxies lawfully may do by virtue hereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THEN THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING FOR THE ELECTION OF THE DIRECTORS AND FOR THE OTHER ITEMS LISTED ABOVE.

     It is understood that this proxy confers discretionary authority in respect to matters not known or determined at the time of the mailing of the Notice of Annual Meeting of Stockholders to the undersigned. The proxies and attorneys intend to vote the shares represented by this proxy on such matters, if any, as determined by the Board of Directors.

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement and Annual Report on From 10-K for the fiscal year ended September 30, 1999 furnished therewith.



                                Dated and Signed:

                                                                          , 2000
                                ------------------------------------------

                                ------------------------------------------------

                                ------------------------------------------------
                                Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustee, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.



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